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                                                                   Page 15 of 17


                                          February 18, 2000




                                          /s/ Excalibur Capital Management, Inc.
                                                  By: William S. Hechter
                                                      ------------------
                                                    William S. Hechter
                                                         Director


                                          February 18, 2000




                                                  /s/ William S. Hechter
                                                      ------------------
                                                    William S. Hechter



                                          February 18, 2000
                                                      (Date)



                                                  /s/ Lilian Brachfeld
                                                  --------------------
                                                    Lilian Brachfeld


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                                                                   Page 16 of 17


                                    EXHIBIT A


         This will confirm the agreement by and among the undersigned that the
Schedule 13G filed with the securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership of the undersigned of shares of common stock of DiaSys Corporation, a Delaware corporation, is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:   February 18, 2000

                                   /s/ BH Capital Investments, L.P.
                                   By: H.B. and Co., Inc.
                                   By: Henry Brachfeld
                                       ---------------
                                   President

                                                       (Signature)


                                   /s/ H.B. and Co., Inc.
                                   By: Henry Brachfeld
                                       ---------------
                                   President

                                                       (Signature)


                                   /s/ Henry Brachfeld
                                   -------------------
                                   Henry Brachfeld

                                                       (Signature)


                                   /s/ Excalibur Limited Partnership
                                   By: Excalibur Capital Management, Inc.
                                   General Partner
                                   By: William S. Hechter
                                       ------------------
                                   William Hechter
                                   Director

                                                       (Signature)


                                   /s/ Excalibur Capital Management, Inc.
                                   By: William S. Hechter
                                       ------------------
                                   William S. Hechter
                                   Director

                                                       (Signature)
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                                                                   Page 17 of 17


                                   /s/ William S. Hechter
                                   ----------------------
                                   William S. Hechter



                                   /s/ Lilian Brachfeld
                                   --------------------
                                      Lilian Brachfeld